Registration No. 33-
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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549

                                 FORM S-3

                          REGISTRATION STATEMENT

                                   Under

                        THE SECURITIES ACT OF 1933

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                     Browning-Ferris Industries, Inc.
          (Exact name of registrant as specified in its charter)


     Delaware                              74-1673682
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)          Identification No.)


                              757 N. Eldridge
                           Houston, Texas 77079
                              (713) 870-8100
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


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                                 EXHIBITS

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